UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2023

TKO Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 558-8333

(Registrant’s telephone number, including area code)

New Whale Inc.

1241 East Main Street

Stamford, Connecticut 06902

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TKO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 12, 2023 (the “Closing Date”), pursuant to the Transaction Agreement, dated as of April 2, 2023 (the “Transaction Agreement”), by and among Endeavor Group Holdings, Inc. (“Endeavor”), Endeavor Operating Company, LLC (“EOC”), TKO Operating Company, LLC (f/k/a Zuffa Parent, LLC) (“TKO OpCo”), World Wrestling Entertainment, Inc. (“WWE”), TKO Group Holdings, Inc. (f/k/a New Whale Inc.) (the “Company”), and Whale Merger Sub Inc. (“Merger Sub”), (i) WWE undertook certain internal restructuring steps as further described in the Transaction Agreement; (ii) Merger Sub merged with and into WWE (the “Merger”), with WWE surviving the Merger (the “Surviving Entity”) and becoming a direct wholly owned subsidiary of the Company; (iii) immediately following the Merger, the Company caused the Surviving Entity to be converted into a Delaware limited liability company (“WWE LLC”) and the Company became the sole managing member of WWE LLC (the “Conversion”); and (iv) following the Conversion, the Company (x) contributed all of the equity interests of WWE LLC to TKO OpCo in exchange for 49% of the membership interests in TKO OpCo on a fully diluted basis, and (y) issued to EOC and certain of Endeavor’s other subsidiaries a number of shares of the Company’s Class B common stock, par value $0.00001 per share (the “TKO Class B Common Stock”), representing, in the aggregate, 51% of the total voting power of the Company’s stock on a fully-diluted basis, in exchange for a payment equal to the par value of such TKO Class B Common Stock (the transactions described in the foregoing, collectively, the “Transactions”).

The Transaction Agreement and the transactions contemplated thereby, including the Merger and the other Transactions, were previously described in the Registration Statement on Form S-4 filed by the Company and WWE (as amended, the “Registration Statement”), which was declared effective by the United States Securities and Exchange Commission on August 22, 2023, and in the information statement/prospectus of the Company and WWE, dated August 22, 2023 (the “Information Statement/Prospectus”).

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On the Closing Date, in connection with the Transactions, the Company entered into a registration rights agreement with EOC, January Capital HoldCo, LLC, January Capital Sub LLC (EOC, January Capital HoldCo, LLC and January Capital Sub LLC, collectively, the “EDR Subscribers”), Vincent McMahon and the other stockholders party thereto (the “Registration Rights Agreement”), providing the EDR Subscribers and Mr. McMahon with demand rights that require the Company to file registration statements registering their respective shares of the Company’s Class A common stock, par value $0.00001 per share (the “TKO Class A Common Stock”), including shares of TKO Class A Common Stock issuable upon the exercise by members of TKO OpCo of their redemption rights under TKO OpCo’s limited liability company agreement. The EDR Subscribers are affiliates of the Company, as subsidiaries of Endeavor, the Company’s indirect parent, and Mr. McMahon is Executive Chair and a member of the Company’s board of directors (the “Board”), as described in Item 5.02 of this Current Report on Form 8-K.

A summary of the principal terms of the Registration Rights Agreement is set forth in the section titled “Summary of Certain Agreements Related to the Transactions” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Additional Transaction Agreements

In connection with the Transactions, the Company entered into several additional agreements on the Closing Date, including, among others, a Fourth Amended and Restated Limited Liability Company Agreement of TKO Operating Company, LLC (the “TKO Operating Agreement”) and a governance agreement, by and among the Company, Endeavor, the EDR Subscribers, TKO OpCo and Vincent McMahon (the “Governance Agreement”). In addition, on the Closing Date, Endeavor and TKO OpCo entered into a services agreement (the “Services Agreement”).

A summary of the principal terms of each of the TKO Operating Agreement, the Governance Agreement and the Services Agreement is set forth in the section titled “Summary of Certain Agreements Related to the Transactions” contained in the Information Statement/Prospectus, which summaries are incorporated herein by reference. Such summaries are qualified in their entirety by reference to the full text of the TKO Operating Agreement, the Governance Agreement and the Services Agreement, as applicable, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, as a result of the Transactions, the Company became the parent of WWE and the Ultimate Fighting Championship (“UFC”) and an indirect majority-owned and consolidated subsidiary of Endeavor. All defined terms used in this summary of the Transaction Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement.

At the effective time of the Merger (the “Effective Time”), (x) each outstanding share of WWE’s Class A common stock, par value $0.01 per share (the “WWE Class A Common Stock”), and (y) each outstanding share of WWE’s Class B common stock, par value $0.01 per share (the “WWE Class B Common Stock,” and together with the WWE Class A Common Stock, the “WWE Common Stock”), that was outstanding immediately prior to the Effective Time, but excluding any Cancelled WWE Shares, was, in each case, converted automatically into the right to receive one share of TKO Class A Common Stock.

In addition, at the Effective Time, (i) each award of WWE Restricted Stock Units (each, an “RSU”) outstanding immediately prior to the Effective Time (including each award of RSUs held following conversion of WWE Performance Stock Units granted as a part of WWE’s annual grant cycle in 2023) (each a “2023 PSU”) as described below was converted into an award of restricted stock units, on the same terms and conditions as were applicable under the award of RSUs immediately prior to the Effective Time (including any provisions for acceleration), with respect to a number of shares of TKO Class A Common Stock equal to the number of shares of WWE Class A Common Stock subject to such award of RSUs, and (ii) each award of WWE Performance Stock Units (each, a “PSU”) outstanding immediately prior to the Effective Time (excluding, for the avoidance of doubt, the 2023 PSUs) was converted into an award of performance stock units, on the same terms and conditions as were applicable under the award of PSUs immediately prior to the Effective Time (including any provisions for acceleration), with respect to a number of shares of TKO Class A Common Stock equal to the number of shares of WWE Class A Common Stock subject to such award of PSUs. Prior to the Effective Time, each award of 2023 PSUs was converted into an award of RSUs with respect to a number of shares of WWE Class A Common Stock subject to such award of 2023 PSUs (assuming that the performance condition was satisfied at target), with such RSUs vesting in three equal annal installments, on each of the first, second and third anniversaries of the grant date, subject to the applicable employee’s continued employment or service through the applicable vesting date (and otherwise remaining subject to the same terms and conditions as were applicable under the award of 2023 PSUs immediately prior to such conversion (including any provisions for acceleration of vesting)).

Following the consummation of the Transactions, Endeavor and its subsidiaries own 51% of the fully-diluted voting power of the Company and 51% of the fully-diluted economic ownership in TKO OpCo, with the former stockholders of WWE effectively owning 49% of the fully-diluted economic ownership in TKO OpCo, 49% of the fully-diluted voting power of the Company and 100% of the fully-diluted economic ownership of the Company.

The foregoing description of the Transaction Agreement and the Transactions is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is filed as Exhibit 2.1 of this Current Report on Form 8-K and is incorporated by reference herein.

The information set forth in the “Explanatory Note” and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, as a result of the Transactions, TKO became the indirect parent of UFC Holdings, LLC and will consolidate UFC’s financial information. A summary of the principal terms of the UFC Credit Facilities (as defined in the Information Statement/Prospectus) and the aggregate principal amount of loans outstanding thereunder as of June 30, 2023 is set forth in the section titled “Management Discussion and Analysis of UFC” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the agreements underlying the UFC Credit Facilities, copies of which are filed as Exhibits 10.4 through 10.14 hereto and incorporated herein by reference.

The information set forth in the “Explanatory Note” and Item 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the “Explanatory Note” and Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the “Explanatory Note” and Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of the Closing Date, the following individuals were appointed to serve on the Board:

•	Peter C.B. Bynoe

•	Egon P. Durban

•	Ariel Emanuel

•	Nick Khan

•	Steven R. Koonin

•	Jonathan A. Kraft

•	Vincent K. McMahon

•	Sonya E. Medina

•	Mark Shapiro

•	Nancy R. Tellem

•	Carrie Wheeler

Each of the foregoing directors were appointed to the Board pursuant to the Governance Agreement and supersede the incumbent Board, whose then members, Nick Khan, Frank A. Riddick and Karen Mullane, tendered their resignation from the Board on and effective as of the Closing Date, contingent upon, and effective concurrently with, the consummation of the Transactions. Pursuant to the Governance Agreement, each of Egon P. Durban, Ariel Emanuel, Jonathan A. Kraft, Sonya E. Medina, Mark Shapiro and Carrie Wheeler were designated as Endeavor’s director designees, and Peter C.B. Bynoe, Nick Khan, Steven R. Koonin, Vincent K. McMahon and Nancy R. Tellem were designated as WWE’s director designees.

Effective as of the Closing Date, the following committees of the Board were established and constituted as follows:

•	Audit Committee: Sonya E. Medina, Nancy R. Tellem, Carrie Wheeler (Chair)

•	Compensation Committee: Peter C.B. Bynoe, Steven R. Koonin (Chair), Sonya E. Medina

•	Nominating and Corporate Governance Committee: Ariel Emanuel, Nick Khan, Mark Shapiro (Chair)

Appointment of Officers

In connection with the Transactions, effective as of the Closing Date, Ariel Emanuel was appointed as the Company’s Chief Executive Officer, to serve as principal executive officer, Mark Shapiro was appointed as President and Chief Operating Officer, to serve as president and as principal operating officer, Andrew Schleimer was appointed as the Company’s Chief Financial Officer, to serve as principal financial officer, and Seth Krauss was appointed as the Company’s Chief Legal Officer, in each case pursuant to the terms of the Transaction Agreement.

Biographical information and business experience required by Item 5.02(d) with respect to the directors of the Company following the consummation of the Transactions and of Messrs. Emanuel, Shapiro, Schleimer and Krauss required by Item 5.02(c) is described under the sections “Management and Directors of New PubCo After the Transactions—Board of Directors” and “Management and Directors of New PubCo After the Transactions—Management” of the Information Statement/Prospectus and incorporated herein by reference.

In addition, on the Closing Date, Shane Kapral was appointed as the Company’s Chief Accounting Officer, to serve as principal accounting officer. Mr. Kapral, age 38, became Chief Accounting Officer of the Company on September 12, 2023. Mr. Kapral has served as Senior Vice President, Finance & Chief Accounting Officer of UFC since 2016 and joined UFC in 2012. He has also served as Senior Vice President and Treasurer of Endeavor since May 2021 and relinquished that role in September 2023. Mr. Kapral is a certified public accountant. Mr. Kapral graduated with a Bachelor of Science from Pitzer College and a Master of Business Administration from Claremont Graduate University.

The Company’s directors and the foregoing named officers have entered into customary indemnification agreements that provide them, in general, with customary indemnification in connection with their service to the Company or on its behalf. The foregoing description of the indemnification agreements is qualified in its entirety by reference to the full text of each indemnification agreement, a form of which is filed as Exhibit 10.15 hereto and is incorporated herein by reference.

Director Compensation

Following the consummation of the Transaction, we implemented a policy (the “Director Compensation Policy”) pursuant to which each non-employee director receives an annual director fee of $107,000 as well as an additional annual fee of $15,000 for service as the chair of the audit committee and an additional annual fee of $21,000 for service (including as chair) on the audit committee, each earned on a quarterly basis. The policy provides for an additional annual fee of $20,000 for service as the chair of the compensation committee and an additional annual fee of $10,000 for service (including as chair) on the compensation committee, each earned on a quarterly basis, and an annual fee of $15,000 for service as the chair of the nominating and corporate governance committee and an additional annual fee of $7,500 for service (including as chair) on the nominating and corporate governance committee, each earned on a quarterly basis.

Effective as of the Closing Date, each non-employee director who is serving and will continue to serve on the Board was granted a restricted stock unit award with a grant date value of $182,000, calculated based on the fair market value of such shares on the Closing Date.

Each non-employee director will also receive an annual restricted stock unit award with a grant date value of $182,000, calculated based on the average closing price (as reported on the applicable stock exchange on which shares of TKO Class A Common Stock are traded for the 20 trading days preceding the date of grant or, if such shares have been trading for less than 20 days, the number of days these shares have been trading preceding the date of grant), entitling them to receive shares of TKO Class A Common Stock upon vesting. Additionally, each non-employee director who was initially elected or appointed to the Board following the Closing Date will receive a grant of TKO Class A Common Stock with a grant date value, calculated based on the average closing price (as reported on the applicable stock exchange on which shares of TKO Class A Common Stock are traded for the 20 trading days preceding the date of grant or, if such shares have been trading for less than 20 days, the number of days these shares have been trading preceding the date of grant), equal to the product of $182,000, and a fraction calculated as follows: (i) before the Company’s first annual shareholder meeting, the numerator of which is (x) the number of days between the Closing Date and the anticipated date of the Company’s first annual shareholder meeting (as determined by the Board) minus (y) the number of days in the period beginning on the date of the effective time and ending on such non-employee director’s start date, and the denominator of this fraction is the number of days in the period between the Closing Date and the anticipated date of the Company’s first annual shareholder meeting and (ii) following the Company’s first annual shareholder meeting, the numerator of this fraction is (x) 365 minus (y) the number of days in the period beginning on the date of the annual shareholder meeting immediately preceding such non-employee director’s start date, and ending on such non-employee director’s start date, and the denominator of this fraction is 365.

Each equity grant will vest in full on the date of the Company’s annual shareholder meeting immediately following the date of grant, subject to the non-employee director continuing in service through such meeting date, and is further subject to accelerated vesting upon a Change in Control (as defined in the TKO Group Holdings, Inc. 2023 Incentive Award Plan (the “2023 Plan”)).

Officer Compensation

Employment Agreements

On the Closing Date, the Company entered into employment agreements with each of Mr. Emanuel and Mr. Shapiro (the “Employment Agreements”), effective as of the Closing Date. A summary of the principal terms of the Employment Agreements is set forth in the section titled “Management and Directors of New PubCo After the Transaction” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.16 and 10.17 hereto, respectively, and are incorporated herein by reference.

Equity Awards

Following the consummation of the Transactions, Mr. Emanuel received a grant of RSUs with respect to a number of shares of TKO Class A Common Stock equal to $40,000,000 divided by the closing price of TKO Class A Common Stock on the Closing Date. The RSUs will vest in four equal installments on each of the one-year, two-year, three-year and four-year anniversaries of the Closing Date, subject to his continued employment through the applicable vesting date.

Following the consummation of the Transactions, Mr. Shapiro received a grant of RSUs with respect to a number of shares of TKO Class A Common Stock equal to $6,250,000 divided by the closing price of TKO Class A Common Stock on the Closing Date. The RSUs will vest on the one-year anniversary of the Closing Date, subject to his continued employment through the vesting date.

Related Person Transactions

Vincent K. McMahon

On April 2, 2023, concurrently with the execution of the Transaction Agreement, Endeavor and Mr. McMahon entered into a stockholders agreement (the “Stockholders Agreement”), pursuant to which, among other things and subject to certain exceptions set forth therein, Mr. McMahon agreed:

•	not to transfer shares of WWE Common Stock prior to completion of the Transactions;

•	to provide customary assistance in respect of any required regulatory filings and comply with the “clear skies” provision of the transaction agreement; and

•

following the completion of the Transactions, to provide Endeavor with a right of first offer in respect of the transfer of his shares of common stock, subject to certain exception, including in connection with any margin loans or pledges with respect to such securities.

Certain provisions of the Stockholders Agreement terminated upon the closing of the Transactions.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed as Exhibit 10.18 hereto and is incorporated herein by reference.

In addition, Mr. McMahon is party to the Registration Rights Agreement and the Governance Agreement, the material terms of which are described in Item 1.01 and are incorporated herein by reference.

Endeavor Directors and Officers

Mr. Emanuel is a director and an officer and Messrs. Shapiro and Mr. Krauss are officers, of Endeavor, the Company’s parent. Each receives compensation from Endeavor for his services to Endeavor, the cost of which is not borne by TKO.

TKO Equity Plan

Prior to the Closing Date, the Company adopted, and stockholders of the Company approved, the 2023 Plan, effective as of the Closing Date, and the forms of award agreements thereunder. A summary of the principal terms of the 2023 Plan is set forth in the section titled “Compensation Programs of New PubCo After the Transactions” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.19 hereto and is incorporated herein by reference. Copies of forms of award agreements under the 2023 Plan are filed as Exhibits 10.20 through 10.22 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, in connection with the Transactions, the Company amended and restated its Certificate of Incorporation (the “Amended Charter”) and Bylaws (the “Amended Bylaws”), the terms of which are described under the sections “Description of New PubCo’s Capital Stock” and “Comparison of Stockholder Rights” of the Information Statement/Prospectus and incorporated herein by reference. Copies of the Amended Charter and Amended Bylaws are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Company adopted a code of conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, a copy of which is available on the Company’s website at investor.tkogrp.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

The audited consolidated balance sheets of WWE as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows, for each of the three years in the period ended December 31, 2022 and the related notes are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated balance sheets of WWE as of June 30, 2023 and December 31, 2022, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for three and six months ended June 30, 2023 and 2022 and the related notes are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The audited consolidated balance sheets of Zuffa Parent, LLC (n/k/a TKO Operating Company, LLC) as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, members’ equity, and cash flows, for each of the three years in the period ended December 31, 2022 and the related notes are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited consolidated balance sheets of Zuffa Parent, LLC (n/k/a TKO Operating Company, LLC) as of June 30, 2023 and December 31, 2022, the related consolidated statements of operations, comprehensive income, members’ equity, and cash flows for three and six months ended June 30, 2023 and 2022 and the related notes are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2023, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 are filed as Exhibit 99.5 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1*	Transaction Agreement, dated April 2, 2023, by and among Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC, Zuffa Parent, LLC, World Wrestling Entertainment, Inc., New Whale Inc., and Whale Merger Sub Inc. (incorporated by reference to Annex A to WWE’s Information Statement/Prospectus dated August 22, 2023).

3.1	Amended and Restated Certificate of Incorporation of TKO Group Holdings, Inc. (incorporated by reference to Exhibit 4.1 to TKO Group Holdings, Inc.’s Registration Statement on Form S-8 filed on September 12, 2023).

3.2	Amended and Restated Bylaws of TKO Group Holdings, Inc. (incorporated by reference to Exhibit 4.2 to TKO Group Holdings, Inc.’s Registration Statement on Form S-8 filed on September 12, 2023).

4.1	Registration Rights Agreement, dated as of September 12, 2023, by and among TKO Group Holdings, Inc., Endeavor Group Holdings, Inc. and Vincent K. McMahon.

10.1	Amended and Restated Operating Agreement of TKO Operating Company, LLC.

10.2	Governance Agreement, dated as of September 12, 2023, by and among Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC, January Capital Sub, LLC, January Capital HoldCo, LLC, TKO Operating Company, LLC, TKO Group Holdings, Inc., and Vince McMahon.

10.3*	Services Agreement, dated as of September 12, 2023, by and among Endeavor Group Holdings, Inc. and TKO Operating Company, LLC.

10.4	First Lien Credit Agreement dated as of August 18, 2016, among Zuffa Guarantor, LLC, UFC Holdings, LLC, the lenders party thereto, Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and issuing bank, Deutsche Bank Securities Inc., as syndication agent, and Goldman Sachs Bank USA, Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and KKR Capital Markets LLC as co-documentation agents (incorporated by reference to Exhibit 10.10 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.5	First Refinancing Amendment, dated as of February 21, 2017, among Zuffa Guarantor, LLC, UFC Holdings, LLC, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent (incorporated by reference to Exhibit 10.11 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.6	First Lien Incremental Term Facility Amendment, dated as of April 25, 2017, among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent and the initial First Additional Term B Lender (incorporated by reference to Exhibit 10.13 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.7	Third Amendment dated as of March 26, 2019, among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.14 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.8	Fourth Amendment dated April 29, 2019, among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.15 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.9	Fifth Amendment dated September 18, 2019, among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.16 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.10	Sixth Amendment dated June 15, 2020, among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.18 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1/A filed on April 20, 2021).

10.11	Second Refinancing Amendment dated as of January 27, 2021, among Zuffa Guarantor, LLC, UFC Holdings, LLC, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent (incorporated by reference to Exhibit 10.12 to Endeavor Group Holdings, Inc.’s Registration Statement on Form S-1 filed on March 31, 2021).

10.12	Eighth Amendment, dated October 27, 2021, to the First Lien Credit Agreement, dated as of August 18, 2016 among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto, as amended (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Endeavor Group Holdings, Inc. on October 27, 2021).

10.13	Third Refinancing Amendment dated as of April 10, 2023, among Zuffa Guarantor, LLC, UFC Holdings, LLC, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent (incorporated by reference to Exhibit 10.4 to Endeavor Group Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023).

10.14	Tenth Amendment, dated as of June 26, 2023, to the First Lien Credit Agreement, dated as of August 18, 2016, among Zuffa Guarantor, LLC, UFC Holdings, LLC, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto, as amended (incorporated by reference to Exhibit 10.6 to Endeavor Group Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023).

10.15	Form of Indemnification Agreement.

10.16	Term Employment Agreement, dated as of September 12, 2023, by and between TKO Group Holdings, Inc. and Ariel Emanuel.

10.17	Term Employment Agreement, dated as of September 12, 2023, by and between TKO Group Holdings, Inc. and Mark Shapiro.

10.18	Stockholders Agreement, dated April 2, 2023, by and between Endeavor Group Holdings, Inc. and Vincent K. McMahon (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Endeavor Group Holdings, Inc. on April 3, 2023)

10.19	TKO Group Holdings, Inc. 2023 Incentive Award Plan (incorporated by reference to Exhibit 4.3 to TKO Group Holdings, Inc.’s Registration Statement on Form S-8 filed on September 12, 2023).

10.20	Form of Stock Option Grant Notice and Stock Option Award Agreement under the TKO Group Holdings, Inc. 2023 Incentive Award Plan.

10.21	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the TKO Group Holdings, Inc. 2023 Incentive Award Plan (Sell to Cover).

10.22	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the TKO Group Holdings, Inc. 2023 Incentive Award Plan (Net Settlement).

99.1	Audited consolidated financial statements of World Wrestling Entertainment, Inc. as of December 31, 2022 and 2021 and for the three years ended December 31, 2022 and auditor reports thereon (incorporated by reference to World Wrestling Entertainment, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022).

99.2	Unaudited consolidated financial statements of World Wrestling Entertainment, Inc. as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022 (incorporated by reference to World Wrestling Entertainment, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023).

99.3	Audited consolidated financial statements of Zuffa Parent, LLC (n/k/a TKO Operating Company, LLC) as of December 31, 2022 and 2021 and for the three years ended December 31, 2022 (incorporated by reference to the Company’s final prospectus on Form 424(b)(3) filed on August 22, 2023).

99.4	Unaudited financial statements of Zuffa Parent, LLC (n/k/a TKO Operating Company, LLC) as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022 (incorporated by reference to the Company’s final prospectus on Form 424(b)(3) filed on August 22, 2023).

99.5	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2023, for the fiscal year ended December 31, 2022 and for the six months ended June 30, 2023 (incorporated by reference to the Company’s final prospectus on Form 424(b)(3) filed on August 22, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer

Date: September 12, 2023